UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2022

GTY TECHNOLOGY HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-37931	83-2860149
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Boylston Street, 16th Floor

Boston, MA 02199

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (877) 465-3200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GTYH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 4, 2022, GTY Technology Holdings Inc. (the “Company”) and the applicable lender parties entered into a First Amendment to Loan and Security Agreement (the “Amendment”), which amended the Loan and Security Agreement dated as of November 13, 2020 by and among the Company, each of the subsidiary guarantors from time to time party thereto (collectively, the “Guarantors”), the financial institutions from time to time party thereto (collectively, the “Lenders”), and Acquiom Agency Services LLC, a Colorado limited liability company, as agent for the Lenders (the “Agreement”).

Under the Amendment, the definition of “Prepayment Event” was changed to increase from $15,000,000 to $24,000,000 the cumulative amount of ATM Program Proceeds that the Company, or any of the Guarantors, may receive without being required to use certain net cash proceeds therefrom to prepay the term loan under the Agreement. ATM Program Proceeds are defined under the Agreement as any cash proceeds actually received by the Company from the sale of certain Company equity interests pursuant to one or more Form S-3 shelf registration statements, net of all costs and expenses (including attorney’s fees) incurred in connection therewith, and include any cash proceeds raised pursuant to and in accordance with the At Market Issuance Sales Agreement dated February 4, 2022 among the Company, B. Riley Securities, Inc. and Needham & Company, LLC.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	First Amendment to Loan and Security Agreement dated February 4, 2022 by and between GTY Technology Holdings Inc. and Clover Private Credit Opportunities Origination II L.P.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the inline XBRL Document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTY TECHNOLOGY HOLDINGS INC.

By:	/s/ Jon C. Bourne
	Name:	Jon C. Bourne
	Title:	Executive Vice President, General Counsel and Secretary

Dated: February 7, 2022

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